UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2022

GOODNESS GROWTH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

British Columbia

(State or other jurisdiction of Incorporation)

000-56225	82-3835655
(Commission File Number)	(IRS Employer Identification No.)
207 South 9th Street Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

(612) 999-1606

(Registrant’s telephone number, including area code)

Vireo Health International, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events

On January 31, 2022, Goodness Growth Holdings, Inc., a British Columbia corporation (“Goodness Growth”), and Verano Holdings Corp., a British Columbia corporation (“Verano”), announced the execution of an Arrangement Agreement (the “Arrangement Agreement”), by and between Verano and Goodness Growth under which Verano will acquire all of the issued and outstanding equity interests of Goodness in a transaction valued at approximately U.S.$413 million on a fully-diluted basis (the “Transaction”). The Transaction is subject to regulatory and shareholder approvals, as well as customary closing conditions. On February 1, 2022, Goodness Growth and Verano issued a joint press release announcing the execution of the Arrangement Agreement, by and between Goodness Growth and Verano. A copy of the joint press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In connection with the Arrangement Agreement, on January 31, 2022 Goodness Growth and certain of its subsidiaries, as borrowers (collectively, “Borrowers”), entered into a Third Amendment to their existing Credit Agreement with Chicago Atlantic Admin, LLC and the lenders party thereto (the “Third Amendment”) providing for delayed draw term loans of up to $55 million (the “Delayed Draw Loans”). Subject to certain conditions to be satisfied prior to the initial funding thereunder, Goodness Growth may borrow a portion of the $55 million for working capital and other general corporate purposes and may borrow the remainder for other specific purposes, including relating to its ongoing expansion in New York. The loans have a maturity date of April 30, 2023 with an option to extend another 12 months for an additional fee of $1,375,000. The cash interest rate on the Delayed Draw Loans under the Third Amendment is equal to the U.S. prime rate, plus 10.375%, with a minimum required rate of 13.375% per annum, in addition to paid-in-kind interest of 2.75% per annum. Pursuant to the Arrangement Agreement, Verano will reimburse Goodness Growth for all interest expenses related to the Third Amendment in excess of 10% per annum until the earlier of either the closing of the Transaction or termination of the Arrangement Agreement.

Additional Information and Where to Find It

In connection with the proposed transaction, Goodness Growth will file a management information circular and proxy statement on Schedule 14A containing important information about the proposed transaction and related matters. Additionally, Goodness Growth and Verano will file other relevant materials in connection with the proposed transaction with applicable securities regulatory authorities. Investors and security holders of Goodness Growth are urged to carefully read the entire management information circular and proxy statement (including any amendments or supplements to such documents) when such document becomes available before making any voting decision with respect to the proposed transaction because they will contain important information about the proposed transaction and the parties to the transaction. The Goodness Growth management information circular and proxy statement will be mailed to Goodness Growth shareholders, as well as be accessible on the EDGAR and SEDAR profile of Goodness Growth.

Investors and security holders of Goodness Growth will be able to obtain a free copy of the management information circular and proxy statement, as well as other relevant filings containing information about Goodness Growth and the proposed transaction, including materials that will be incorporated by reference into the management information circular and proxy statement, without charge, at the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov) or from Goodness Growth by going to Goodness Growth’s Investor Relations page on its website at https://investors.vireohealth.com.

Participants in the Solicitation

Goodness Growth and certain of its respective directors, executive officers, and employees may be deemed to be participants in the solicitation of Goodness Growth proxies in respect of the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Goodness Growth shareholders in connection with the proposed transaction will be set forth in the Goodness Growth management information circular and proxy statement for the proposed transaction when available. Other information regarding the participants in the Goodness Growth proxy solicitation and a description of their direct and indirect interests in the proposed transaction, by security holdings or otherwise, will be contained in such management information circular and proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction. Copies of these documents may be obtained, free of charge, from the SEC or Goodness Growth as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

The news release includes forward-looking information and statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to each party’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding Verano and Goodness Growth’s expected financial performance for fiscal 2022, the combined operations and prospects of Verano and Goodness Growth, the current and projected market and growth opportunities for the combined company, and the timing and completion of the transaction, including all the required conditions thereto. Words such as “expects”, “continue”, “will”, “anticipates” and “intends” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on Verano and Goodness Growth’s current projections and expectations about future events and financial trends that they believe might affect their financial condition, results of operations, prospects, business strategy and financial needs, and on certain assumptions and analysis made by each party in light of the experience and perception of historical trends, current conditions and expected future developments and other factors each party believes are appropriate. Forward looking information and statements involve and are subject to assumptions and known and unknown risks, uncertainties, and other factors which may cause actual events, results, performance, or achievements to be materially different from future events, results, performance, and achievements expressed or implied by forward looking information and statements herein, including, without limitation, the risks discussed under the heading “Risk Factors” in Goodness Growth’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on EDGAR and with certain Canadian regulators on SEDAR at www.sedar.com and in other periodic reports and filings made by Verano and Goodness Growth with the SEC on EDGAR and with such Canadian securities regulators on SEDAR. Although Verano and Goodness Growth believe that any forward-looking information and statements herein are reasonable, in light of the use of assumptions and the significant risks and uncertainties inherent in such information and statements, there can be no assurance that any such forward-looking information and statements will prove to be accurate, and accordingly readers are advised to rely on their own evaluation of such risks and uncertainties and should not place undue reliance upon such forward-looking information and statements. Any forward-looking information and statements herein are made as of the date hereof and, except as required by applicable laws, Verano and Goodness Growth assume no obligation and disclaim any intention to update or revise any forward-looking information and statements herein or to update the reasons that actual events or results could or do differ from those projected in any forward-looking information and statements herein, whether as a result of new information, future events or results, or otherwise.

Item 9.01.Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated February 1, 2022
99.2	Press Release, dated February 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODNESS GROWTH HOLDINGS, INC.

	By:	/s/ Kyle E. Kingsley
Kyle E. Kingsley
Chief Executive Officer

Dated: February 1, 2022